Exibit 10.1

PNC Bank, National Association Three PNC Plaza 225 Fifth Avenue, 4th Floor Pittsburgh, Pennsylvania 15222

November 6, 2015

Consent Letter

Calgon Carbon Corporation
400 Calgon Carbon Drive
Pittsburgh, Pennsylvania  15205

Attention:  Stevan R. Schott, Senior Vice President & Chief Financial Officer

RE:
Credit Agreement, dated as of November 6, 2013, by and among Calgon Carbon Corporation, a Delaware Corporation, as a Borrower (the "Company"), each of the other Borrowers and Guarantors party thereto, the Lenders party thereto, and PNC Bank, National Association, in its capacity as administrative agent for the Lenders thereunder (the "Administrative Agent"), as amended by that certain (i) Letter Agreement, dated as of February 10, 2014; (ii) Second Amendment, dated November 6, 2014; and (iii) Third Amendment, dated August 7, 2015  (as may be further amended, modified, supplemented or restated from time to time, the "Credit Agreement").

Dear Stevan:

Reference is made to the Credit Agreement. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to the Second Amendment and Consent to Credit Agreement, dated November 6, 2014, the Lenders agreed to extend the Expiration Date under the Credit Agreement by one (1) additional year.  Accordingly, the current Expiration Date, after giving effect to such extension, is November 6, 2019.  Pursuant to Section 2.11 [Extension of Expiration Date] of the Credit Agreement, the Borrowing Agent, on behalf of the Borrowers, has now requested that the Lenders consent to a second one-year extension of the Expiration Date.  Subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders hereby agree to such extension so that the new Expiration Date under the Credit Agreement shall mean November 6, 2020.

This Consent Letter shall not become effective until the Administrative Agent has received the following, each in form and substance acceptable to the Administrative Agent:  (a) this Consent Letter duly executed by the Borrowers, the Guarantors, the Lenders and the Administrative Agent; (b) a certificate of an Authorized Officer of each Loan Party in form and substance reasonably satisfactory to the Administrative Agent, as to the matters set forth in Section 2.11(vi) of the Credit Agreement; (c) payment of all fees and expenses owed to the Administrative Agent and its counsel in connection with this Consent Letter, including without limitation, the fees set forth in that certain Extension Fee Letter dated November 6, 2015; and (d) such other documents as may be reasonably requested by the Administrative Agent.

By acceptance of this Consent Letter, the Loan Parties hereby reconfirm and reaffirm that all representations and warranties, agreements and covenants made by and pursuant to the terms and conditions of the Credit Agreement and in each other Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein), before and after giving effect to this Consent Letter, as though made on and as of the date hereof, except for those made specifically as of another date, in which case such representations and warranties shall be true and correct in all material respects as of such date or time.

By acceptance of this Consent Letter, the Loan Parties represent and warrant that no Potential Default or Event of Default exists under the Credit Agreement, nor will any occur as a result of the execution and delivery of this Consent Letter or the performance or observance of any provision hereof.

The agreements and consents contained in this Consent Letter are limited to the specific consent contained herein. Except as addressed in this Consent Letter, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

This Consent Letter may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page of this Consent Letter by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Consent Letter.

This Consent Letter shall be governed by, and shall be construed and enforced in accordance with, the Laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.  The Loan Parties hereby consent to the jurisdiction and venue of the courts of the Commonwealth of Pennsylvania sitting in Allegheny County, Pennsylvania and of the United States District Court for the Western District of Pennsylvania, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Consent Letter.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE TO CONSENT LETTER]

If the foregoing terms and conditions are acceptable to you, please indicate your acceptance by signing in the space indicated below.  This Consent Letter shall constitute a rider to and form a part of the Credit Agreement.

ADMINISTRATIVE AGENT AND BANKS:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Tracy J. DeCock
Name: Tracy J. DeCock
Title: Senior Vice President

[SIGNATURE PAGE CONSENT LETTER]

LENDERS:

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:	/s/ Joseph F. King
Name: Joseph F. King
Title: Senior Vice President

[SIGNATURE PAGE CONSENT LETTER]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ John K. Perez
Name: John K. Perez
Title: Senior Vice President

[SIGNATURE PAGE CONSENT LETTER]

BANK OF AMERICA, N.A, as a Lender

By:	/s/ Colleen M. O’Brien
Name: Colleen M. O’Brien
Title: Senior Vice President

[SIGNATURE PAGE CONSENT LETTER]

FIRST COMMONWEALTH BANK, as a Lender

By:	/s/ Brian T. Sohocki
Name: Brian T. Sohocki
Title: Senior Vice President

[SIGNATURE PAGE CONSENT LETTER]

FIRST NATIONAL BANK OF PENNSYLVANIA, as a Lender

By:	/s/ Jason Falce
Name: Jason Falce
Title: Banking Officer

[SIGNATURE PAGE CONSENT LETTER]

Accepted and agreed to as of the date first above written.

BORROWER AND GUARANTORS:

WITNESS:	Calgon Carbon Corporation,
a Delaware corporation

/s/ Cynthia Cerchie Ligo	By:	/s/ Stevan R. Schott
Name: Stevan R. Schott
Title: Senior Vice President and Chief Financial Officer

WITNESS:	Calgon Carbon Investments, Inc.,
a Delaware corporation

/s/ Cynthia Cerchie Ligo	By:	/s/ Stevan R. Schott
Name: Stevan R. Schott
Title: Vice President and Treasurer

WITNESS:	Calgon Carbon UV Technologies LLC,
a Delaware limited liability company

/s/ Cynthia Cerchie Ligo	By:	/s/ Stevan R. Schott
Name: Stevan R. Schott
Title: Manager